Exhibit 99.2

Exhibit 99.2

William Lyon Homes Announces

Acquisition of Polygon Northwest

June 23, 2014

Confidential / Draft

Disclaimer

Statement of Forward-Looking Information

Certain information included in this presentation is forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, information related to: anticipated operating results; anticipated financial performance; resources and condition; selling communities; home deliveries; average home prices; consumer demand and confidence; market and industry trends; and consummation of the proposed transaction with Polygon Northwest described herein and the anticipated benefits to be realized therefrom. Words such as “expect,” “anticipate,” “believe,” “position,” “estimate,” variations of such words and similar expressions are intended to identify such forward-looking statements.

The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: our ability to consummate the proposed transaction described herein on time or at all, and to realize the anticipated benefits therefrom; the Company’s ability to successful integrate the

Polygon Northwest residential homebuilding operations with its existing operations; any adverse effect on the Company’s, or Polygon Northwest’s, business operations during the pendency of the acquisition; worsening in general economic conditions either nationally or in regions in which the Company operate; worsening in markets for residential housing; decline in real estate values resulting in further impairment of the Company’s real estate assets; volatility in the banking industry and credit markets; terrorism or other hostilities involving the United States; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; the availability of labor and homebuilding materials; adverse weather conditions; competition for home sales from other sellers of new and resale homes; cancellations and the

Company’s ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; changes in governmental laws and regulations; inability to comply with financial and other covenants under our debt instruments; whether the Company is able to refinance the outstanding balances of its debt obligations at their maturity; the timing of receipt of regulatory approvals and the opening of projects; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; and the availability and cost of land for future development, as well as the other factors discussed in the Company’s reports filed with the Securities and Exchange Commission.

Acquisition Establishes William Lyon Homes as the Premier Western Regional Homebuilder

Washington

Seattle

Portland

Oregon

California

Fort Collins

Nevada

Denver

East Bay

Colorado

South Bay Las Vegas

Arizona

Los Angeles

Orange County Phoenix

San Diego

Transaction Overview

This morning, William Lyon Homes announced the acquisition of the residential homebuilding business of Polygon Northwest Homes

Largest private homebuilder in the Pacific Northwest

Total cash purchase price of $520 million

All cash

No debt assumed

Purchase price subject to working capital adjustments upon closing

Acquiring approximately 4,200 lots in addition to

Polygon’s homebuilding operations in Seattle and

Portland

Anticipated transaction closing in Q3 2014

We intend to fund the acquisition through a combination of cash on hand and capital market transactions

We have received financing commitments for the full purchase price

Strategic Rationale for Polygon Northwest Acquisition

Solidifies William Lyon Homes’ position as the premier Western Regional homebuilder

Marks WLH’s entry into the Pacific Northwest region through the acquisition of a best-in-class homebuilder in Seattle and Portland

—Two of the most attractive and land-constrained markets in the country

—Largest private homebuilder in the Pacific Northwest with a #2 overall market share and

Strategic extremely well-positioned lots and thoughtful product designs to serve a wide range of rationale homebuyers

Complementary brands, high customer satisfaction, and similar move-up buyer demographics

Polygon’s management and operating teams have strong knowledge of their markets and deep relationships that our combined company will leverage for future growth

Culture of disciplined land acquisition and a lean operating team

Continued growth and diversification by deploying capital into high quality assets in new West

Coast markets

Transaction presents a significant opportunity to drive meaningful top line growth

Financial—Polygon Full Year 2014: 850-900 expected deliveries and $300mm+ in operating revenue rationale—Polygon Full Year 2015: 1,100-1,200 expected deliveries and $450-500mm+ in operating revenue

Transaction is expected to be accretive to earnings

Polygon assets will return significant cash within the next 24-36 months

SG&A leverage through expanded regional platform

Largest Private Homebuilder in the Pacific Northwest

Company Overview

Polygon Northwest is the second largest homebuilder in Seattle and Portland

Since 1991, Polygon has delivered ~16,000 homes and has established a strong reputation for quality and customer satisfaction

Approximately 130 employees

Attractive long land position in high demand, low supply submarkets

Approximately 4,200 lots owned or controlled

~6 years of inventory based on LTM deliveries

2013 revenues of $292mm and GAAP gross margins of 27.1%

Home prices range from $225K to $850K, primarily targeting first and second time move-up buyers

- LTM closings: 63% move-up and 37% first-time

- 2013 ASP of $436K and $256K in Seattle and Portland, respectively

Actively selling homes in 12 new home communities today

- Expect to have approximately 16 by mid-year 2015

#2 Overall Builder in Seattle & Portland

Based on 2013 Closings, Seattle and Portland Combined

18%

11%

8%

5% 5% 4% 4% 3%

Source: MetroStudy

Strategically Positioned Across Both Markets

Lots By Market Closings By Market

4,205 estimated lots at 7/31/2014 745 Q1 LTM Closings

POR

contr.

SEA Portland

owned 41%

Portland

49%

Seattle

51%

POR

owned Seattle

59%

SEA

contr.

Continued Growth and Diversification in High Quality Land Positions

On a pro forma basis for the transaction, William Lyon Homes will own or control over 18,000 lots in some of the most dynamic and land constrained markets in the Western U.S.

Pro forma William Lyon total lots owned and controlled

1Q14 Polygon Pro forma% of

Division total acquisition1 total total

Arizona 5,558—5,558 30%

Nevada 3,116—3,116 17%

S. California 2,591—2,591 14%

N. California 1,670—1,670 9%

Colorado 1,249—1,249 7%

Seattle—2,169 2,169 12%

Portland—2,036 2,036 11%

Total 14,184 4,205 18,389 100.0%

William Lyon lot distribution by division

Status quo (As of 3/31/2014) Pro forma (Including Polygon acquisition)1

Colorado Portland Arizona

9% 11% 30%

N. California

12% Arizona Seattle

39% 12%

Colorado

S. California 7%

Nevada

18% N. California 17%

Nevada 9% S. California

22% 14%

14,184 lots 18,389 lots

1 Polygon figures represent estimated lots at 7/31/2014

Seattle and Portland Project Locations

Seattle



Everett Riverfront
Boeing
Silverlake Center
Mill Creek Terrace
Reserve at North Creek
Snohomish County
Kitsap
PNW Hopkins
460 Central Way
Amazon
Bryant Heights
Mondavio Townhomes
Cascara at Redmond Ridgel
Amazon
Microsoft
Starbucks
Highpoint
Highcroft at Sammamish
Costco
Brownstone at Issaquah
Viewridge at Issaquah
Boeing
Westridge at Issaquah Highlands
Ridgeview
Cedar Falls Way
King County
Peasley Canyon Homes
The Reserve at Maple Valley
Spanaway 230
Pierce County
Downtown
Polygon HQ
Active Projects
Future Projects
Key Employers

Portland



North Plains
Multnomah County
Orenco Woods
Intel
Red Leaf Villas
Bethany
Intel
Kaiser
Hawthorn
Red Leaf Carriage
Baseline Woods SFD
Cornelius Pass
Oregon Health & Science Foundation
Baseline Woods West
Nike
WR
Twin Creek at Cooper Mountain
Townhomes F
Washington County
Murray & Weir
Bull Mountain I
Edgewater Tualatin
Villebois LEC
Xerox
Polygon at Villebois
FLIR
Mentor Graphics
Villebois LEC
Polygon at Brenchley Estates
Clackamas County
Downtown
Polygon HQ
Active Projects
Future Projects
Key Employers

William Lyon Homes
Experience the pride.
6

Seattle Market Overview

The Seattle economy is anchored by a strong manufacturing and technology employment base with rapid growth of companies like Amazon attracting more young talent every year

Market Overview

Among the 50 most populous US cities, Seattle has experienced the 8th fastest population growth since 2010

One of the only five states with no state income tax

Favorable demographic and employment trends

Relatively low unemployment of 5.4% vs. 6.7% nationally(1)

Highly educated workforce with continued growth in tech jobs is expected to drive housing demand

Boeing, Microsoft, UofW, and Amazon are among notable employers

Low supply of available housing inventory

- Less than ~1.5 months supply

Top Employers

2.9 3.9 2.8 1.7 1.7 2.3 2.2 3.1 2.5 2.6 2.5 2.3 2.4

Rank Employer Employees 0.8 1.6 0.7 1.9 1.4 1.3 0.8

0.9

1 The Boeing Co. 85,000

2 Microsoft 41,600(1.1)(1.0)

3 University of Washington 29,800(3.0)(2.2)

4 Amazon 15,000

5 Weyerhaeuser 10,000

6 Group Health Cooperative 9,000

7 Costco 8,900

8 Fred Meyer Stores 8,700(14.2)

9 Qwest Communications 7,000 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015P 2017P

10 Nordstrom 6,000

Source: Puget Sound Business Journal. Source: John Burns Real Estate Consulting (June 2014).

Note: Other notable employers include Costco and Starbucks ~3,000 employed at headquarters.

1 As of December 2013

Robust Employment Growth

4.5% Seattle National +4.1%

3.5%

2.5%

1.5% +0.6%

0.5%

(0.5)%

(1.5)%

(2.5)%

(3.5)%

(4.5)%

(5.5)%

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Source: US Bureau of Labor Statistics.

Employment Growth to Building Permit Ratio

Portland Market Overview

The Portland economy is home to Nike and Intel corporate headquarters, among others. The city has continually attracted those seeking an active outdoor lifestyle

Market Overview

In 2013, Oregon was #1 destination for interstate migration(1)

Key draws include Oregon’s robust infrastructure, abundant outdoor spaces and attractive employment opportunities

Strong employment growth driven by high paying, well-known companies attracting a well-educated work force

Employment for 2013 grew by 3.2% vs. 0.6% national average

Intel and Nike are among the most notable local employers

In 2013, Intel completed $3bn construction of D1X research facility in

Hillsboro (Washington County), capable of employing up to 3,800

Recently announced plans to add 2.5mm sq. ft. of office/ factory space as part of expansion of Ronler Acres campus and D1X facility

Available home inventory in served markets of less than 3 months

3.7

Top Employers 1.9 2.1 2.1 2.1 1.9 0.9 0.8 1.7 1.3 1.7 2.1 1.5 2.7 1.9 1.7 2.0 1.8 1.1 0.9

Rank Employer Employees

(0.5)(0.6)(0.1)

1 Intel Corp. 16,700(1.5)(1.0)

2 Providence Health System 14,100

3 Oregon Health and Science University 14,100

4 Fred Meyer Stores 10,100

5 Kaiser Foundation 9,800

6 Legacy Health System 9,800(14.9)

7 City of Portland 9,300

8 Nike Inc. 7,000

9 Portland School District 6,500 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015P 2017P

10 Multnomah County 4,400

Source: Portland Business Journal. Source: John Burns Real Estate Consulting (June 2014).

1 According to 37th Annual Migration Study by United Van Lines, the nation’s largest household moving company

Robust Employment Growth

4.0% Portland National +3.2%

3.0%

2.0%

1.0% +0.6%

0.0%

(1.0)%

(2.0)%

(3.0)%

(4.0)%

(5.0)%

(6.0)%

(7.0)%

2003 2005 2007 2009 2011 2013

Source: US Bureau of Labor Statistics.

Employment Growth to Building Permit Ratio

Complementary Buyers and Product Offerings

Like William Lyon Homes, Polygon offers a wide Select Polygon Product Offerings range of high-quality homes to suit the needs of

buyers in each of its submarkets

Both of our companies continue to primarily target

the first and second time move-up buyer segments

In 2013, 68% of Polygon’s homebuyers had a

household income in excess of $100,000

LTM buyer segmentation

First-

time

31% First-

time

37%

Move-

Move- up

up 63%

69%

Increased Scale and Operating Leverage

Pro Forma

WLH

LTM Closings

(Units) 745

2,113

1,368

LTM Revenue

($ mm) $285

$927

$642

1Q14 ASP

($ 000s)

$508 $391 $477

1Q14 Backlog

($ mm) $68

$265 $265 $333

Polygon Further Strengthens Our Experienced Team

William Lyon Homes Senior Leadership Team

Years of experience Industry Company

General William Lyon

Executive Chairman and 59 31

Chairman of the Board

William H. Lyon

Chief Executive Officer and 16 16

Director

Matthew Zaist

President and 14 14

Chief Operating Officer

Colin Severn, CPA

Vice President 18 10

Chief Financial Officer

Brian Doyle

SVP and 26 16

President of California Region

Tom Hickcox

SVP and 35 14

President of Arizona Division

Mary Connelly

SVP and 36 19

President of Nevada Division

Eric Eckberg

SVP and 31 8

President of Colorado Division

Derek Straight

SVP and 9 9

President of Washington Division

Fred Gast

SVP and 22 19

President of Oregon Division

We are very excited to welcome the Polygon team to the William Lyon Homes family

Seattle and Portland teams will operate as two new divisions within our existing organizational structure

Strong leadership teams in Seattle and Portland will continue to contribute their local expertise and report to Regional Presidents

Seattle and Portland Senior Leadership Teams

Years of experience

Industry Polygon

Brandon Scheibner

VP of Construction, Seattle 18 16

Eric Manzanares

VP, Sales & Marketing, Seattle 17 7

Bruce Tschider

VP, Customer Service, Seattle 27 21

Jason Baker

VP of Construction, Portland 12 12

Alaina Robertson

VP, Sales & Marketing, Portland 8 8

Conculusion

We are very excited to add the Polygon team to the William Lyon Homes family

Polygon has a premiere portfolio of land positions in some of the best markets in the United States

Polygon’s deep relationships and local expertise will help us achieve best-in-class results in the Pacific Northwest

We believe the transaction will drive top-line growth and generate significant cash flows in the near term

The acquisition of Polygon solidifies William Lyon

Homes’ position as the premier Western Regional builder